         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------

                          WESTMINSTER CAPITAL, INC.
             (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                          WESTMINSTER CAPITAL, INC.

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Westminster Capital, Inc., a Delaware corporation (the "Company"), scheduled to be held at The Regent Beverly Wilshire Hotel, La Fiesta Room, 9500 Wilshire Boulevard, Beverly Hills, California, on Thursday, June 4, 1998, at 9:00 a.m. local time, subject to adjournment or postponement by the Board of Directors of the Company, for the following purposes:

  1. To elect eight persons to the Board of Directors to serve until the 1999 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

  2. To approve the adoption of the 1997 Stock Incentive Plan; and

  3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Only holders of record of the Common Stock, Par Value $1.00 per share, of the Company on April 6, 1998 will be entitled to notice of and vote at the Annual Meeting or any adjournment or postponement thereof.

     Prior to the voting thereof, a proxy may be revoked by the person executing such proxy by (i) filing with the Secretary of the Company, prior to the commencement of the Annual Meeting, either a written notice of revocation or a duly executed proxy bearing a later date or by (ii) voting in person at the Annual Meeting.

                                      By order of the Board of Directors,

                                      /s/ William Belzberg

                                      William Belzberg
                                      Chairman of the Board

Beverly Hills, California
April 27, 1998

IMPORTANT: If your shares are held in the name of a brokerage firm or nominee, only that firm or nominee can execute a proxy on your behalf. To ensure that your shares are voted, we urge you to telephone the individual responsible for your account immediately and direct him or her to execute a proxy on your behalf.

--------------------------------------------------------------------------------
                        PLEASE SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD TODAY.
--------------------------------------------------------------------------------

                             WESTMINSTER CAPITAL, INC.
                              9665 WILSHIRE BOULEVARD
                                     SUITE M-10
                              BEVERLY HILLS, CA 90212

                                   APRIL 27, 1998

------------------------------------------------------------------------------

                                  PROXY STATEMENT

                           ANNUAL MEETING OF STOCKHOLDERS

                                    JUNE 4, 1998

------------------------------------------------------------------------------

                                GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of Westminster Capital, Inc., a Delaware corporation (the "Company"), of proxies for use at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting") scheduled to be held at The Regent Beverly Wilshire Hotel, La Fiesta Room, 9500 Wilshire Boulevard, Beverly Hills, California on June 4, 1998 at 9:00 a.m. local time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in the manner specified therein, or, if no instructions are marked on the enclosed proxy card, FOR each of the nominees for director as identified on the card (as more fully described below under "Election of Directors") and FOR approval of the adoption of the 1997 Stock Incentive Plan (the "Incentive Plan") (as more fully described below under "1997 Stock Incentive Plan"). Although management does not know of any other matter to be acted upon at the Annual Meeting, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment with respect to any other matters which may properly come before the meeting.

     Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company, prior to the commencement of the Annual Meeting, a duly executed instrument dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

     The mailing address of the principal executive offices of the Company is 9665 Wilshire Boulevard, Suite M-10, Beverly Hills, California 90212, and its telephone number is (310) 278-1930. The approximate date on which this Proxy Statement and the enclosed proxy cards are first being sent to stockholders is April 27, 1998.

RECORD DATE AND VOTING

          Only stockholders of record of the Common Stock, Par Value $1.00 per share, of the Company (the "Common Stock") at the close of business on April 6, 1998 will be entitled to notice of and to vote at the Annual Meeting. As of such date there were 7,834,607 shares of Common Stock outstanding.

          Holders of the Common Stock have cumulative voting rights with respect to the election of directors. Therefore, each stockholder will be entitled to that number of votes equal to the number of his or her shares multiplied by eight, which is the number of directors to be elected. The stockholder may (i) vote for the election of all of the nominees, in which case an amount equal to the number of shares held by such stockholder will be counted as voting for the election of each nominee, (ii) withhold his or her votes with respect to all nominees, or (iii) cast all of his or her votes for a single nominee or distribute them among the nominees as he or she sees fit. The eight nominees receiving the highest number of votes will be elected.

          Stockholders are entitled to one vote per share of Common Stock held by them with respect to approval of the Incentive Plan. The affirmative vote of a majority of the shares of Common Stock present at the meeting or represented by proxy is required for approval of adoption of the Incentive Plan.

          Shares represented by a properly executed proxy card received by the Company will be counted in the manner specified therein or, if no instructions are marked on the enclosed proxy, for each of the director nominees in an amount equal to the number of shares held by the person(s) executing the proxy and for approval of adoption of the Incentive Plan. If a holder indicates his or her intention to vote for the election of only certain nominees and fails to indicate the number of votes for each such nominee, such holder's total votes (less any specifically allocated by such holder) will be allocated as equally as possible (without fractional shares) among the nominees named by such holder and for whom no votes have been specifically allocated by the holder and any votes which cannot be allocated evenly will remain unvoted. Similarly, if a holder chooses to vote for the election of only certain nominees and indicates a total number of votes in excess of the number of shares held by such holder multiplied by eight, the total number of votes entitled to be cast by the holder will be divided as equally as possible (without fractional votes) among the nominees indicated by the holder and any votes which cannot be allocated evenly will remain unvoted. In the event any nominee named on the proxy card is not available (an event which is not anticipated), proxy holders will vote for a substitute nominee in their discretion. If any person other than those named on the proxy card is nominated as a candidate by persons other than the Board of Directors, the proxies may be voted in favor of any one or more of the nominees named on the proxy card to the exclusion of others and in such order of preference as the proxy holders may determine in their discretion, except that no proxy will be voted for a nominee as to whom an intention to withhold authority to vote is indicated.

          Stockholders are entitled to one vote per share of Common Stock held by them with respect to all matters other than the election of directors, and generally the affirmative vote of a majority of the shares of Common Stock present at the meeting or represented by proxy is required to take any action on such matters.

          Abstentions are not counted as votes cast either for or against a particular matter, but on matters requiring a majority vote of either the number of shares represented at the meeting or the number of shares outstanding, an abstention has the effect of a negative vote. Shares abstaining are normally counted for purposes of determining the presence of a quorum, and abstentions are not permitted with respect to the election of directors. Therefore, abstentions will not affect the determination of a quorum for the Annual Meeting.

SOLICITATION

           The cost of preparing, assembling and mailing this Proxy Statement and the proxy card will be paid by the Company. Following the mailing of this Proxy Statement, directors and officers of the Company may solicit proxies by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Common Stock of record will be requested to forward the proxy soliciting material to the beneficial owners of such shares and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith.

ELECTION OF DIRECTORS

          The Board of Directors of the Company is currently comprised of eight directors who are elected annually. The Board of Directors has nominated the eight persons listed below as candidates for election by the stockholders. All of the candidates are currently directors of the Company. The term of each person elected as a director will continue until the 1999 Annual Meeting of Stockholders or until his or her successor is elected.

                              William Belzberg
                              Keenan Behrle
                              Hyman Belzberg
                              Samuel Belzberg
                              Gerald E. Finnell
                              Barbara C. George
                              Monty Hall
                              Lester Ziffren

Mr. William Belzberg, age 65, has served as chairman of the Board of Directors of the Company since 1977. Mr. Belzberg was also President and Chief Executive Officer of the Company in 1987 and 1988 and has served as Chief Executive Officer since September, 1990.

Mr. Behrle, age 55, became Executive Vice President and Chief Financial Officer of the Company on February 10, 1997. From November, 1993 to February, 1997, Mr. Behrle was engaged in real estate development activities for his own account. From 1991 to November, 1993, Mr. Behrle was President and Chief Executive Officer of Metropolitan Development, Inc., a real estate development company located in Los Angeles, California. Mr. Behrle has been a director of the Company since 1985.

Mr. Hyman Belzberg, age 73, has been a director of the Company since 1995. He has been for more than the last five years the President of Bel-Alta Holdings Ltd. which is a real estate and mortgage investment company. He operated a large retail furniture business in Calgary, Alberta, Canada from 1945 to 1994. Mr. Belzberg is also on the Board of the Canadian Athletic Foundation and is the

President of Gaslight Square Ltd. and 623201 Alberta Ltd., both of which are real estate and investment companies.

Mr. Samuel Belzberg, age 69, has been a director of the Company since 1995. He is the Chairman of the Board of Balfour Holdings Inc., a real estate and land development company in eight cities in the United States and Canada.
Mr. Belzberg is a Director of CE Franklin Ltd., an oilfield supply company in Western Canada.

Mr. Finnell, age 58, became a director of the Company in 1997. He is a retired partner of the accounting firm of KPMG Peat Marwick LLP with which he was affiliated from 1962 until 1995. He is also Chairman of the Gaming Enterprise Board, Salt River Pima-Maricopa Indian Community.

Dr. George, age 62, has been a director of the Company since 1979. She has been a Professor of Business Law in the Department of Finance, Real Estate Law in the College of Business Administration, California State University, Long Beach since 1961 and is currently in the position of Associate Dean of Academic Affairs. Also, she has served as the department chairperson. She is a former President of American Business Law Association. Dr. George is Chairperson of the Board of Directors of the California State University Forty-Niner Shops, Inc., which operates the bookstore and food service operations for the University.

Mr. Hall, age 76, has been a director of the Company since 1979. He has been a television producer, performer and philanthropist for more than the past twenty-five years.

Mr. Ziffren, age 73, has been a director of the Company since 1979. For more than the past five years, he has been a retired partner/advisory counsel to the law firm of Gibson, Dunn & Crutcher, Los Angeles, California.

Mssrs. Hyman Belzberg, Samuel Belzberg and William Belzberg are brothers.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.


COMMITTEES OF THE BOARD OF DIRECTORS

The Company has a standing Audit Committee. During 1997, prior to a regular meeting of the board of directors held in May, the Audit Committee was comprised of Dr. George and Mr. Baum, and therafter the Audit Committee was comprised of Dr. George, Mr. Ziffren and Mr. Finnell. There were three meetings of the Audit Committee held during 1997. All members attended the meetings of the Audit Committee held while they were members of the Committee. At the regular meeting of the Board of Directors scheduled to follow the 1998 Annual Meeting of Stockholders, the Board will consider the appointment of members to the Audit Committee to serve until such time as their successors are elected and qualified.

The Board of Directors established a Compensation Committee in May, 1997. The Compensation Committee is comprised of Dr. George and Mr. Hall. This committee did not meet in 1997.

The Board of Directors does not have a standing nominating committee.

DIRECTOR COMPENSATION

During 1997, directors of the Company were paid $500 per month for service on the Board and $500 per month for each committee of the Board on which they served, as well as, $500 for each meeting of the Board of Directors or committee which they attended.

During 1995, four Directors of the Company, (Mr. Behrle, Dr. George, and Messrs. Hall and Ziffren), each were granted options to purchase up to 10,000 shares of the Company's common stock under the Company's Non-Statutory Stock Option Plan at $1.8125 per share, which is equal to the market price on the date of grant as specified in that plan. The options are exercisable in four equal annual installments commencing with the first anniversary of the grant date. The options expire five years from the date of grant. All outstanding options previously granted to these Directors were cancelled as a part of this grant.

MEETINGS OF THE BOARD OF DIRECTORS

During 1997 there were four meetings of the Board of Directors of the Company. All directors participated in at least 75% of the meetings.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Directors, officers and beneficial owners of more than 10% of the outstanding shares of the Common Stock of the Company are required by rules of the Securities and Exchange Commission to file certain reports with the Commission and the Pacific Stock Exchange (upon which the Company's Common Stock is listed) relating to certain changes in their beneficial ownership of shares and their aggregate holdings at the end of the calendar year. The Company is not aware that any officer, director or beneficial owner of more than 10% of the Common Stock failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during 1997.

                           EXECUTIVE OFFICER COMPENSATION

The table set forth below reflects the annual compensation, long-term compensation and other compensation paid during each of the Company's three most recent fiscal years to the chief executive officer of the Company and the other person who was an executive officer at the end of 1997.

                             SUMMARY COMPENSATION TABLE

                                                           Long-Term
                                                          Compensation
                                                          ------------
                                                            Number of
                                                             Shares
                                                           Underlying         Other
                                 Annual Compensation         Options      Compensation (2)
                                ---------------------     ------------    ----------------
Name and Principal Position     Year          Salary
---------------------------     ----         --------
 William Belzberg,              1997         $200,000          - 0 -         $45,500
      Chairman of the Board     1996          200,000          - 0 -          44,400
      and Chief Executive       1995          200,000        250,000(1)        8,000
      Officer



 Keenan Behrle,                 1997         $178,846(3)     100,000(4)      $ 3,000
      Executive Vice            1996            - 0 -          - 0 -          20,000
      President and             1995            - 0 -         10,000(5)       21,500
      Chief Financial
      Officer

---------------
(1) Replaced an option to purchase 150,000 shares granted in 1986 and exercisable at a price of $12.88 per share.

(2) Other compensation received by Mr. Belzberg consisted of fees earned as a director and, in 1997 and 1996, premiums paid with respect to a universal life insurance policy for Mr. Belzberg. Other compensation received by Mr. Behrle consisted of fees earned as a director.


(3) Mr. Behrle's employment commenced in February 1997. His salary in 1997 on an annualized basis was $200,000.

(4) Pursuant to an option granted in 1997 at a price of $2.37 per share (see "1997 Stock Incentive Plan" below).

(5) Pursuant to an option granted in 1995 to Mr. Behrle as a director of the Company at a price of $1.81 per share.


STOCK OPTION GRANTS

Stock Options were granted during the fiscal year ended December 31, 1997 to the executive officers named in the Summary Compensation Table above as follows:

                               OPTION GRANTS IN 1997

                                                                                POTENTIAL REALIZABLE
                                                                                  VALUE AT ASSUMED
                                                                                   ANNUAL RATES OF
               NO. OF SHARES    % OF TOTAL SHARES                             STOCK PRICE APPRECIATION
                 UNDERLYING    UNDERLYING OPTIONS                                FOR OPTION TERM (2)
                  OPTIONS     GRANTED TO EMPLOYEES    EXERCISE    EXPIRATION  ------------------------
     NAME       GRANTED (1)      IN FISCAL YEAR         PRICE        DATE          5%           10%
------------------------------------------------------------------------------------------------------
Keenan Behrle     100,000             100%              2.37       8/19/02      $65,478      $144,691


(1) The option was granted under the Company's 1997 Stock Incentive Plan and has a per share exercise price that is equal to the market value of the common stock on the date of the grant. The option becomes exercisable in 20% increments on February 10, 1998, 1999, 2000, 2001 and 2002. The 1997
     Stock Incentive Plan is subject to approval at the 1998 Annual Meeting of Stockholders (see "1997 Stock Incentive Plan" below).

(2) Assumes the value of the shares issuable upon exercise of the option increases at the stated percentages annually from the date of grant to the date of expiration.


STOCK OPTION EXERCISES AND HOLDINGS

The following table provides information concerning options exercised by the executive officers named in the Summary Compensation Table above during the fiscal year ended December 31, 1997 and unexercised options held by such executives as of December 31, 1997.


                  AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997
                              AND FY-END OPTION VALUES

                                             NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                        SHARES                 SHARES UNDERLYING              IN-THE-MONEY
                       ACQUIRED               OPTIONS AT 12/31/97          OPTIONS AT 12/31/97
                          ON      VALUE    --------------------------  --------------------------
  NAME                 EXERCISE  REALIZED  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
------------------     --------  --------  -----------  -------------  -----------  -------------
William Belzberg          -      $ -         125,000       125,000       $63,750       $63,750

Keenan Behrle             -        -           5,000       105,000         3,438        15,938


INDEMNITY AGREEMENTS

In 1987, the stockholders approved indemnity agreements which have been entered into with officers and directors of the Company. The indemnity agreements provide, subject to the satisfaction of certain requirements, for the Company to indemnify an officer or director who is a party to an indemnity agreement against expenses (as defined therein), judgments, fines and penalties incurred by such officer or director in connection with a threatened or pending proceeding in which the officer or director may have been involved by reason of the fact that he or she was an officer or director of the Company, by reason of any action taken by him or her or an inaction on his or her part while acting as an officer or director or by reason of serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.


EXECUTIVE COMPENSATION REPORT

Prior to the establishment of a Compensation Committee in May 1997, the policies applicable to determining the compensation of executive officers of the Company were determined by the full Board of Directors, except that Mssrs. William Belzberg and Keenan Behrle, both of whom are executive officers and directors, did not participate in the determination of policies affecting their respective compensation. The Compensation Committee did not meet during 1997 and executive compensation policies remained as established by the Board of Directors. The following report on executive compensation has been provided by the Compensation Committee.

For the fiscal year ended December 31, 1997, the Company paid Mr. Belzberg an annual salary of $200,000, the same salary paid to him in 1996 and 1995. Mr. Belzberg's salary for 1997 was established by the Board of Directors based on its evaluation of his efforts and contributions to the Company in prior years and the expectation that Mr. Belzberg would continue to devote similar time and energy to the Company in 1997 and that the operations of the Company would be substantially similar to the operations conducted in 1996 and 1995. No specific performance criteria were relied upon in setting his salary.

The compensation of Mr. Behrle as listed in the Summary Compensation Table for the fiscal year ended December 31, 1997, was established by Mr. William Belzberg, Chairman and Chief Executive Officer of the Company, after review of such compensation with the Board of Directors (prior to formation of the Compensation's Committee), based upon the duties and responsibilities to be performed by Mr. Behrle and compensation paid in similar positions in comparable companies.

                                               Monty Hall and Barbara C. George

                Members of the Compensation Committee of the Board of Directors

THE FOREGOING REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE IN ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE REPORT BY REFERENCE.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

The Performance Graph set forth below compares total stockholder return on the Company's Common Stock with total stockholder return on the Dow Jones Equity Market Index and the Dow Jones Real Estate Investment Sector for the period from January 1, 1993 through December 31, 1997. For this purpose, total stockholder return is determined by adding the increase in the share price during the period to the cumulative amount of dividends paid during that period, assuming dividend reinvestment. The resulting sum is then divided by the closing share price at December 31, 1992 to reflect the total return as a percentage of that beginning value. For years in which the price of the stock decreased from the beginning of the year to the end of the year, the decrease is reflected in the calculation as a negative number.

                                  [GRAPH]




           Westminster      Dow Jones Equity     Dow Jones Real Estate
           Capital Inc.       Market Index        Investment Sector
           -----------------------------------------------------------
1992          100%                100%                  100%
1993          578%                106%                  112%
1994          422%                104%                  103%
1995          822%                140%                  121%
1996          711%                167%                  154%
1997          889%                222%                  175%

----------------

          THE TOTAL STOCKHOLDER RETURNS AS DEPICTED ON THE GRAPH ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. MANY OF THE COMPANIES INCLUDED IN THE DOW JONES EQUITY INDEX AND IN THE DOW JONES REAL ESTATE INVESTMENT SECTOR HAVE SUBSTANTIALLY GREATER REVENUES AND SUBSTANTIALLY GREATER MARKET CAPITALIZATION THAN THE COMPANY. ALSO THE COMPANIES INCLUDED IN THE DOW JONES REAL ESTATE INVESTMENT SECTOR ARE NOT DIRECTLY COMPARABLE TO THE COMPANY BECAUSE DURING THE FIVE YEAR PERIOD PRESENTED IN THE GRAPH THE COMPANY'S OPERATIONS RELATED TO SEVERAL DIFFERENT INDUSTRIES, ALTHOUGH REAL ESTATE INVESTMENT REPRESENTED A SIGNIFICANT PART OF THE COMPANY'S ACTIVITIES.

          THE PERFORMANCE GRAPH AND RELATED DISCLOSURE SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE IN ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE GRAPH AND SUCH DISCLOSURE BY REFERENCE.


                   APPROVAL OF 1997 STOCK INCENTIVE PLAN

     At the Annual Meeting the stockholders of the Company will be asked to vote upon the approval of the Company's 1997 Stock Incentive Plan (the "Incentive Plan"). The Incentive Plan was adopted by the Board of Directors of the Company on August 19, 1997 and provides for the making of awards to employees, consultants and advisors of the Company with respect to an aggregate of 1,000,000 shares of Common Stock of the Company. Awards under the plan are not restricted to any specific form or structure, although the Company's present intention is that awards granted under the plan will be in the form of stock options. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE INCENTIVE PLAN.

     The following is a summary of the principal features of the Incentive Plan. This summary is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which is attached to this Proxy Statement as Appendix A.

DESCRIPTION OF THE PLAN

     PURPOSE OF THE PLAN.    The purpose of the Incentive Plan is to enable
the Company and its subsidiaries to attract, retain and motivate its employees, consultants and advisors by providing for or increasing their proprietary interests in the Company. The Board believes that the use of options to purchase Common Stock of the Company is desirable because it has the effect of more closely aligning the interests of the optionees with those of the stockholders.

     ELIGIBILITY.    All employees of the Company and its subsidiaries are
eligible to receive awards under the Incentive Plan, although the Board of Directors presently intends to limit the grant of awards under the Incentive Plan to officers and directors of the Company. Awards also can be granted under the Incentive Plan to consultants and advisors of the Company and its subsidiaries. The Board of Directors does not presently intend to grant awards to any consultants or advisors, although it would have the flexibility to do so if the Plan is approved by the stockholders.

     NUMBER OF SHARES AVAILABLE UNDER THE PLAN.    The aggregate number of
shares of Common Stock as to which awards can be granted under the Incentive Plan is 1,000,000. That number is subject to adjustment in the event of a stock split, reverse stock split, merger, and certain other significant events. The closing price of the Company's Common Stock on the Pacific Stock Exchange on April 15, 1998 was $3 3/8.

     TYPES OF AWARDS TO BE GRANTED UNDER THE PLAN.    Under the Incentive
Plan awards may be granted in the form of stock options which qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986 or options which do not qualify under any section of the Internal Revenue Code (so-called "non-incentive stock options"). Only persons who are employees of the Company or its subsidiaries may be granted incentive stock options. Such options may not be granted at an exercise price less than the fair market value of the shares on the date of grant, and any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company may not be granted an incentive stock option at a price less than 110% of the fair market value of the stock on the date of grant. The term of options may not be greater than 10 years (5 years for 10% stockholders), the options must not be transferable other than by the laws of descent and distribution and must be exercisable during the life of the holder only by him or her. The plan under which incentive options are granted must be approved by the stockholders within 12 months before or after it is adopted by the Board of Directors. If the aggregate fair market value of all shares of stock with respect to which incentive stock options granted to an individual first become exercisable during any calendar year exceeds $100,000, the options will not qualify as incentive options to the extent of the excess.

     Under the Incentive Plan the Board of Directors or a committee of directors (see "ADMINISTRATION" below) will have the power to determine the terms of each option granted, including the expiration, vesting and exercise dates and whether the exercise price will be paid in cash, by tender of outstanding shares of Common Stock, by surrendering option rights with respect to existing unexercised stock options, by any combination of the foregoing or by any other means approved by the Board of Directors or the committee.

     Although the Board of Directors presently intends that awards granted under the Incentive Plan will be in the form of stock options, the Incentive Plan allows the Company to enter into any type of arrangement with any eligible grantee that involves or might involve the issuance of shares of Common Stock of the Company, such as an option, stock appreciation right or similar right with an exercise or conversion privilege at a price related to the Common Stock of the Company, or a value derived from the value of the Common Stock.

     The types of awards which other companies have granted under similar plans include stock appreciation rights, restricted stock and performance share awards. Stock appreciation rights (also called "SARs") entitle the grantee exercising the SAR to receive payment in an amount equal to the difference between the fair market value of a share of stock on the date of exercise and the exercise price of the SAR multiplied by the number of shares as to which the SAR is exercised. The SAR can be settled in cash, shares of stock or a combination of both. It is also possible to grant SARs in tandem with stock options that are not eligible for the federal income tax treatment afforded incentive stock options (see "Certain Federal Income Tax
Consequences of Options and Other Awards") in order to provide the grantee cash to pay the income taxes that are payable upon exercise of such an option.

     Awards can be granted in the form of shares of stock which are restricted by agreements having terms and provisions determined by the Board of Directors or a committee thereof, which may include forfeiture provisions or restrictions on transferability that expire over time or upon the satisfaction of certain performance or other requirements. Grantees receiving restricted stock typically are entitled to dividends and voting rights on the shares prior to the lapsing of the restrictions.

     The Incentive Plan would also permit the Board of Directors or a committee of the Board to grant performance share awards involving the issuance of unrestricted shares of Common Stock based upon the appreciation in the market value, book value or other measure of value of the Common Stock, the performance of the Company based on earnings or cash flow or such other factors as the Board or the committee may determine.

     ADMINISTRATION.    The Incentive Plan provides that it is to be
administered by the Board of Directors or a committee, which must consist of two or more directors. The Incentive Plan gives the Board of Directors or the committee broad authority to determine the persons to whom awards will be granted, the time or times at which awards will expire, the types of awards to be granted, the number of shares subject to each award and all other terms and conditions of awards. The Board and the committee also have the power to adopt, amend and rescind rules and regulations relating to the Incentive Plan, to determine whether and the extent to which adjustments are required to be made under the Plan and under outstanding awards upon the occurrence of events such as stock splits, reverse stock splits, stock dividends, other dividends or distributions (except cash dividends paid out of earned surplus) or a merger, recapitalization or certain other significant events.

     DURATION, TERMINATION AND AMENDMENT OF PLAN.    The Incentive plan
provides that awards cannot be granted under the Plan after August 18, 2007, which is the expiration of ten years after the Incentive Plan was adopted by the Board of Directors. Although no awards can be granted after that date, shares of Common Stock can be issued until August 18, 2017 pursuant to awards granted prior to August 18, 2007. The Board of Directors can amend or terminate the Incentive Plan at any time in any manner, except that no amendment or termination of the Incentive Plan can deprive any grantee of any award already granted without the consent of the grantee and no amendment can increase the number of shares subject to the Plan that can be issued pursuant to incentive stock options or change, alter or modify the employees or class of employees eligible to receive incentive stock options without obtaining the approval of the stockholders within 12 months after the adoption of any such amendment and prior to the issuance of any increased number of shares or the issuance of shares to any person not eligible for awards prior to the amendment.

OPTIONS GRANTED UNDER INCENTIVE PLAN

     The following table shows certain information as to the only option granted under the Incentive Plan since its adoption by the Board of Directors.

                                       NO. OF            EXERCISE     EXPIRATION
        NAME AND POSITION              SHARES              PRICE         DATE
        -----------------              -------           --------     ----------
 Keenan Behrle                         100,000             $2.37        8/19/02
 Executive Vice President
 and a Director

     The option was granted to Mr. Behrle on August 19, 1997. The $2.37 price represented the closing price of the Company's Common Stock on the Pacific Stock Exchange on the date of grant. The option became exercisable as to 20% of the total number of shares, subject to the option commencing, February 10, 1998 and becomes exercisable as to an additional 20% of the total number of shares on February 10 of each of the subsequent four years. The option will be rescinded if the Incentive Plan is not approved by the stockholders within 12 months after the adoption of the Incentive Plan by the Board (which occurred on August 19, 1997).

     The option granted under the Incentive Plan terminates within three months after any termination of employment by the optionee and is exercisable during that three-month period only to the extent that it was exercisable on the date of termination of employment. If the optionee's employment terminates as the result of death or disability, the option terminates one year after such death or disability, and if an optionee dies or becomes disabled after termination of his or her employment, the option is exercisable until the first anniversary of such death or disability. The option terminates in the event of a reorganization, merger or consolidation as a result of which the securities then subject to the option are exchanged for or converted into cash property and/or securities not issued by the Company unless provision is made in the transaction for assumption of the option or the substitution of another option. The option also terminates in the event of the dissolution or liquidation of the Company or a sale of substantially all of its assets. The Board or the committee administering the Incentive Plan has the power in its sole discretion to accelerate the dates when the options become exercisable for any reason.

     The terms of the options permit payment of the purchase price upon exercise to be made in cash or, subject to certain limitations, by tendering outstanding shares of Common Stock valued at their then fair market value (as defined). If any of the options are not eligible for the tax treatment as incentive stock options under the Internal Revenue Code (see "Certain Federal Income Tax Consequences of Options and Other Awards"), any withholding taxes can be paid in the same manner.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS AND OTHER AWARDS

     The following is a brief description of the federal income tax treatment that will generally apply to awards granted under the Incentive Plan based on federal income tax laws in effect on the date of this

Proxy Statement. The exact federal income tax treatment of awards will depend on the specific nature of the award. This summary does not constitute tax advice, is not intended to be exhaustive and, among other things, does not describe any state, local or foreign tax consequences, nor does it fully describe the tax rules applicable to persons subject to Section 16(b) of the Securities Exchange Act of 1934. Such persons should consult their own tax advisors with respect to the tax rules applicable to them.

     INCENTIVE STOCK OPTIONS.    Neither the grant nor exercise of an
incentive stock option under the Incentive Plan is taxable to the employee receiving the option. If the employee holds the stock purchased upon exercise of an incentive stock option for at least one year after the purchase of the stock and at least two years after the option was granted, his or her later sale of the stock will produce long-term capital gain or loss, and the Company will not be entitled to any tax deduction. Under current law, the maximum long-term capital gain rate of 20% only applies to assets held for more than 18 months. The maximum rate is 28% for assets held for more than 12 months but not more than 18 months. However, if the employee sells or otherwise transfers the stock before these holding periods have elapsed (a "disqualifying disposition"), he or she will generally be taxed at ordinary income rates on the portion of any gain on the sale equal to the excess of the fair market value of the stock when the option was exercised over the option exercise price, and the Company will be entitled to a tax deduction in the same amount. Any remaining gain or loss will be short-term or long-term capital gain or loss depending on the holding period of the shares. If shares acquired pursuant to the exercise of an incentive option are surrendered to the Company upon exercise of an incentive option and if such shares have not been held for the requisite one and two-year periods, the surrender will be treated as a disqualifying disposition.

     NON-INCENTIVE OPTIONS.    Although the grant of non-incentive stock
options under the Incentive Plan also is not generally taxable to the optionee, when he or she exercises the option, he or she will be taxed at ordinary income rates on the excess of the fair market value of the stock received over the option exercise price, and the Company will be entitled to a tax deduction in the same amount. The amount paid by the optionee on exercise plus the amount included in an optionee's income as a result of the exercise of a non-incentive option will be treated as his or her basis in the shares acquired, and any gain or loss on the subsequent sale of the shares will be treated as long-term or short-term capital gain or loss as the case may be.

     STOCK APPRECIATION RIGHTS.    The grant of a stock appreciation right is
generally not a taxable event for the grantee. Upon exercise of the stock appreciation right, the grantee will recognize ordinary income in an amount equal to the amount of cash received upon such exercise, and the Company will be entitled to a deduction equal to the same amount.

     RESTRICTED STOCK.    The purchase of restricted stock is not a taxable
event for the purchaser. When restrictions imposed upon the stock expire, the purchaser will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the restricted stock on the date of such expiration over the purchase price of the shares. The purchaser may, however, elect within 30 days after the date of purchase under Section 83(b) of the Internal Revenue Code to recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of the restricted stock on the date of purchase, determined without regard to the restrictions imposed on such shares, over the purchase price of the shares. If and when the purchaser recognizes ordinary income attributable to the restricted stock, the Company will be entitled to a deduction equal to the amount of such ordinary income.

     OTHER AWARDS.    Awards may be granted to employees under the Incentive
Plan that do not fall clearly into the categories described above. The federal income tax treatment of these awards will depend upon their specific terms.

     INSIDERS.    Special rules apply to awards if the grantee of an award is subject to Section 16 of the Securities Exchange Act of 1934, which applies to directors and officers of the Company and beneficial owners of 10% or more of the outstanding shares of its Common Stock. Section 16 and the rules thereunder require that persons subject to Section 16 pay over to the Company and any profit realized from the purchase and sale of any equity security if the purchase and sale occur within six months of each other (subject to certain exceptions). Because of these provisions the timing of the recognition of income with respect to awards granted under the Incentive plan by persons subject to Section 16 may be different from that described above, and such persons should consult their own tax advisors. Section 16 also has a corresponding effect on the timing of any deductions to which the Company is entitled in connection with awards granted under the Incentive Plan.

     EXCESS PARACHUTE PAYMENTS.    The Board of Directors or the committee
thereof administering the Incentive Plan has the power to accelerate the exercise dates of options granted under the Plan In that event and depending upon the individual circumstances of the recipient employee, certain amounts with respect to such awards may constitute "excess parachute payments" under the golden parachute provisions of the Internal Revenue Code. Pursuant to those provisions, an employee will be subject to a 20% excise tax on any "excess parachute payment."

     WITHHOLDING TAXES. The Company will generally be required to withhold applicable taxes with respect to any ordinary income recognized by a grantee in connection with awards under the Incentive Plan.

          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR"
                          APPROVAL OF THE INCENTIVE PLAN.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 31, 1998 the number of shares of the Company's Common Stock known to the Company to be owned beneficially by each person who owned more than 5% of the outstanding shares, by each director and executive officer and by all directors and executive officers, as a group. Except as indicated in the notes to the table, each person named has sole voting and investment power with respect to the shares indicated.

                                  SHARES OF COMMON
 NAME AND ADDRESS OF              STOCK BENEFICIALLY        PERCENT OF CLASS
 BENEFICIAL OWNER                 OWNED (1)
 --------------------             ------------------        ----------------
 William Belzberg (2)             1,832,070                      22.90%
 9665 Wilshire Blvd.
 Suite M-10
 Beverly Hills, CA 90212


                                     14

 Hyman Belzberg (3)               1,703,974                      21.70%
 #1420 Aquitaine Towers
 540 - 5 Avenue S.W.
 Calgary, Alberta
 Canada T2P 0M2

 Samuel Belzberg (4)              1,387,048                      17.70%
 1177 West Hastings St.
 Suite 2000
 Vancouver, B.C.
 Canada V6E 2K3

 Keenan Behrle (5),(6)               75,000                less than 1%

 Gerald E. Finnell                    5,000                less than 1%

 Barbara C. George, Ph.D. (6)         5,000                less than 1%

 Monty Hall (6)                       5,000                less than 1%

 Lester Ziffren (6)                   8,000                less than 1%

 All Directors and Officers as
 a Group (8 persons)              5,016,092                      62.30%



---------------

(1) This table may not reflect limitations on voting power and investment power arising under community property and similar laws.

(2) Includes 125,000 shares exercisable as of March 31, 1998 pursuant to an option to purchase a total of 250,000 shares. The shares are deemed to be outstanding for the purpose of computing the percentage of the outstanding shares beneficially owned by Mr. Belzberg.

(3) Based on an amended Schedule 13D filed with the Securities and Exchange Commission, the shares shown in the table as being beneficially owned by Hyman Belzberg are owned of record by Bel-Alta Holdings Ltd., a Canadian corporation, of which Hyman Belzberg is the President, sole director and beneficial owner of a majority of the outstanding shares of capital stock.

(4) Based on an amended Schedule 13D filed with the Securities and Exchange Commission, of the shares shown in the table as owned beneficially by Samuel Belzberg, 1,287,048 shares are owned of record by Gibralt Holdings Ltd., a Canadian corporation, of which Samuel Belzberg is the sole director, officer and stockholder, and 100,000 shares are owned by M.D.B. Capital, a Liberian corporation, which has granted to Mr. Belzberg a limited power of attorney with respect to those shares.

(5) Includes 20,000 shares exercisable as of March 31, 1998 pursuant to an option to purchase a total of 100,000 shares. The shares are deemed to be outstanding for the purpose of computing the percentage of the outstanding shares beneficially owned by Mr. Behrle.

(6) Includes 5,000 shares exercisable as of March 31, 1998 pursuant to an option to purchase a total of 10,000 shares. The shares are deemed to be outstanding for the purpose of computing the percentage of the outstanding shares beneficially owned.

                          THE COMPANY'S RELATIONSHIP WITH
                           INDEPENDENT PUBLIC ACCOUNTANTS

          Deloitte & Touche LLP served as the Company's independent auditors for the year ended December 31, 1997. Representatives of Deloitte &Touche are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make any statement they desire to make, and they are expected to be available to respond to appropriate questions.

          KPMG Peat Marwick, LLP ("KPMG") served as the Company's independent auditors for the years ended December 31, 1995 and 1996. On May 5, 1997, KPMG resigned as the Company's independent auditors and on August 19, 1997, the Company retained Deloitte & Touche. The reports of KPMG on the Company's financial statements for the years ended December 31, 1995 and 1996 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Also there were no disagreements between KPMG and the Company during that period or during 1997 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused that firm to refer to the subject matter of the disagreement in connection with their audit report.


                              STOCKHOLDERS' PROPOSALS

          Any stockholder of the Company wishing to submit a proposal for inclusion in the proxy statement relating to the Company's 1999 Annual Meeting of Stockholders must have delivered such proposal to the Company at its principal office on or before December 28, 1998. The Board of Directors will review any proposals from eligible stockholders which it receives by that date and will determine whether any such proposal will be included in the 1999 proxy solicitation materials. An eligible stockholder is one who at the time of submission of the proposal is the record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to be voted at the 1999 Annual Meeting of Stockholders, who has held such securities for at least one year and who shall continue to own such securities through the date on which the meeting is held.


                                   ANNUAL REPORT

          Concurrently with this Proxy Statement the Company is providing to each stockholder a copy of its Annual Report to Stockholders, which consists of its Annual Report on Form 10-K filed with the Securities and Exchange Commission. If for any reason a stockholder does not receive the accompanying Annual Report, the Company will provide any such stockholder a copy (without charge) upon the stockholder's written request. Requests should be directed to: Westminster Capital, Inc., Attn:

Shareholders Relations, 9665 Wilshire Boulevard, Suite M-10, Beverly Hills, California 90212.

                                  By order of the Board of Directors,

                                  /s/ Keenan Behrle

                                  Keenan Behrle
                                  Corporate Secretary

Beverly Hills, California
April 27, 1998

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

          If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute the proxy. Accordingly, please contact the person responsible for your account and give instructions regarding the execution of the enclosed consent.

                                      APPENDIX A

                              WESTMINSTER CAPITAL, INC.

                              1997 STOCK INCENTIVE PLAN

          Section 1.  PURPOSE OF PLAN

          The purpose of this 1997 Stock Incentive Plan ("Plan") of Westminster Capital, Inc., a Delaware corporation (the "Company"), is to enable the Company and its subsidiaries to attract, retain and motivate their directors, employees and consultants by providing for or increasing the proprietary interests of such persons in the Company.

          Section 2.  PERSONS ELIGIBLE UNDER PLAN

          Any person, including any director of the Company, who is a director, employee, consultant or adviser of the Company or any of its subsidiaries (a "Grantee") shall be eligible to be considered for the grant of Awards (as hereinafter defined) hereunder; PROVIDED, HOWEVER, that only those Grantees who are employees of the Company or any of its subsidiaries shall be eligible to be considered for the grant of Incentive Stock Options (as hereinafter defined) hereunder.

          Section 3.  AWARDS

          (a) The Board of Directors of the Company (the "Board") or the Committee (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with a Grantee that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of Common Stock, par value $.01 per share, of the Company (the "Common Shares") or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as such Rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Common Shares or with a value derived from the value of the Common Shares. The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

          (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

          (c) Common Shares may be issued pursuant to an Award for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such Award.

          (d) Awards in the form of options shall provide for an exercise price which is not less than 85% of the fair value of the stock at the time the option is granted, except that the price shall be 110% of the fair value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. For purposes of this Paragraph (d) the fair value of stock issuable upon exercise of an option shall be determined by the Board of Directors of the Company or Committee taking into account the following:

                 (i) If stock of the same class is publicly traded in an active market of substantial depth, the recent market price of such securities.

                (ii) If stock of the same class has not been so publicly traded, the price at which securities of reasonably comparable corporations (if any) in the same industry are being traded, subject to appropriate adjustment for the dissimilarities between the corporations being compared.

               (iii) In the absence of any reliable indicator under subparagraph (i) or (ii) above, the earnings history, book value and prospects of the Company in the light of market conditions generally.

          (e) The exercise period for awards granted in the form of options shall be not more than 120 months from the date the option is granted.

          (f) Awards granted in the form of options shall provide that neither the option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

          (g) Awards granted in the form of options shall be exercisable at the rate of at least 20% per year over five years from the date the option is granted.

          (h) Awards granted in the form of options shall provide that the holder of the option shall have the right to exercise in the event of termination of employment to the extent that the holder is entitled to exercise on the date employment terminates as follows:

                 (i) At least six months from the date of termination if termination was caused by death or disability.

                (ii) At least 30 days from the date of termination if termination was caused other than by death or disability.

          (i) Subject to the other specific provisions of this Plan, the Board or the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

                 (i) a provision permitting the recipient of such Award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Shares or other property issuable pursuant to such Award, or such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following:

                    (A) the delivery of previously owned shares of capital stock of the Company (including "pyramiding") or other property,

                    (B) a reduction in the amount of Common Shares or other property otherwise issuable pursuant to such Award, or

                    (C) the delivery of a promissory note, the terms and conditions of which shall be determined by the Committee; or

               (ii) a provision required in order for such Award to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (an "Incentive Stock Option").

          (j) No Awards shall be granted pursuant to this Plan if, after the granting of the Award, the number of Common Shares subject to such Award and all other Awards then outstanding under this Plan and all other stock option, stock bonus, stock purchase and other similar plans for employees, directors and/or consultants exceeds 30% of the then outstanding shares of Common Stock of all classes (determined by treating all shares of convertible preferred or convertible senior common stock as if they had been converted but not taking into account any shares subject to promotional waivers under Section 260.141 of Title 10 of the California Code of Regulations), unless a percentage higher than 30% is approved by at least two-thirds of the outstanding shares entitled to vote. All calculations under this Section 4(i) shall be made in accordance with the conditions and exclusions of Rule 260.140.45 of Title 10 of the California Code of Regulations.

          Section 4.  STOCK SUBJECT TO PLAN

          (a) The aggregate number of Common Shares that may be issued pursuant to all Incentive Stock Options granted under this Plan shall not exceed 1,000,000. Such maximum number does not include the number of Common Shares subject to the unexercised portion of any Incentive Stock Option granted under this Plan that expires or is terminated. Such maximum number of Common Shares is subject to adjustment as provided in Section 7 hereof (and is referred to herein as the "Share Limitation").

          (b) At any time, the aggregate number of Common Shares issued and issuable pursuant to all Awards (including all Incentive Stock Options) granted under this Plan shall not exceed the Share Limitation, subject to adjustment as provided in Section 7 hereof.

          (c) For purposes of Section 4(b) hereof, the aggregate number of Common Shares issued and issuable pursuant to Awards granted under this Plan shall at any time be deemed to be equal to the sum of the following:

                 (i) the number of Common Shares which were issued prior to such time pursuant to Awards granted under this Plan excluding (except for purposes of computing the Share Limitation applicable to Incentive Stock Options granted under this Plan) shares which were reacquired by the Company pursuant to provisions in the Awards with respect to which those shares were issued giving the Company the right to reacquire such shares upon the occurrence of certain events; plus

                (ii) the number of Common Shares which are or may be issuable at or after such time pursuant to outstanding Awards granted under this Plan prior to such time.

          (d) The maximum number of shares as to which Awards can be made to any employee in any calendar year under this Plan is 500,000.

          Section 5.  DURATION OF PLAN

          No Awards shall be granted under this Plan after August 18, 2007. Although Common Shares may be issued after August 18, 2007 pursuant to Awards granted prior to such date, no Common Shares shall be issued under this Plan after August 18, 2017.

          Section 6.  ADMINISTRATION OF PLAN

          (a) This Plan shall be administered by the Board or a committee thereof (the "Committee") consisting of two or more directors.

          (b) Subject to the provisions of this Plan, the Board or the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

               (i) adopt, amend and rescind rules and regulations relating to this Plan;

               (ii) determine which persons meet the requirements of Section 2 hereof for eligibility under this Plan and to which of such eligible persons, if any, Awards shall be granted hereunder;

               (iii) grant Awards to eligible persons and determine the terms and conditions thereof, including the number of Common Shares issuable pursuant thereto;

               (iv) determine whether, and the extent to which adjustments are required pursuant to Section 7 hereof; and

               (v) interpret and construe this Plan and the terms and conditions of any Award granted hereunder.

          Section 7.  ADJUSTMENTS

          If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into a different number or kind of shares or securities of the Company as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, stock dividend, stock split, reverse stock split or the like, then appropriate and proportionate adjustments shall be made in (a) the number and type of shares or other securities of the Company that may be acquired, and the exercise price at which they may be acquired, pursuant to Incentive Stock Options and other Awards theretofore granted under this Plan and (b) the maximum number and type of shares or other securities of the Company that may be issued pursuant to Incentive Stock Options and other Awards thereafter granted under this Plan.

          Section 8.  AMENDMENT AND TERMINATION OF PLAN

          The Board may amend or terminate this Plan at any time and in any manner; PROVIDED, HOWEVER, that (a) no such amendment or termination shall deprive the recipient of any Award theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto; and (b) no such amendment shall increase the aggregate number of Common Shares that may be issued to all Incentive Stock Options granted under this Plan (except pursuant to Section 7 hereof) or change, alter or modify the employees or class of employees eligible to receive Incentive Stock Options under the Plan without the approval of the stockholders of the Company, which approval must be obtained within 12 months after the adoption of such amendment by the Board.

          Section 9.  EFFECTIVE DATE OF PLAN

          This Plan shall be effective as of August 19, 1997, the date upon which it was approved by the Board; PROVIDED, HOWEVER, that no Common Shares may be issued under this

Plan until it has been approved, directly or indirectly, by a majority vote of the holders of the outstanding shares of Common Stock of the Company at a meeting duly held or by written consent in accordance with the laws of the State of Delaware. If an Award granted under this Plan takes the form of an option, it shall be rescinded if such stockholder approval is not obtained within 12 months before or after the date set forth above upon which this Plan was approved by the Board. No shares subject to any such option shall be counted in determining whether such stockholder approval is obtained.

          Section 10.  STOCK EXCHANGE REQUIREMENTS; APPLICABLE LAW

          Notwithstanding anything to the contrary in this Plan, no Common Shares purchased upon exercise of an Award, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange or interdealer quotation system upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any Federal, state or other securities law, or any requirement of any listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

          Section 11.  INFORMATION TO GRANTEES

          The Company will provide to all Grantees of Awards under this Plan for so long as such Awards remain outstanding financial statements of the Company at least annually on or before 120 days after the end of each fiscal year of the Company. Such financial statements shall consist of a balance sheet, income statement and statement of cash flows and shall be audited if the Company is then employing independent certified public accountants to audit its financial statements. Such financial statements need not comply with Section 260.613 of Title 10 of the California Code of Regulations.

                                 DETACH HERE


                                    PROXY

                          WESTMINSTER CAPITAL, INC.

   The undersigned hereby appoints William Belzberg and Keenan Behrle, and either of them acting alone, with full power of substitution and revocation, as proxies of the undersigned to vote all shares of Common Stock of Westminster Capital, Inc. (the "Company") which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders of the Company to be held on June 4, 1998, or at any adjournment or postponement thereof, upon the matters referred to on the reverse side of this Proxy, and, in their discretion, upon any other business that may come before the meeting.

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE SIDE AND FOR APPROVAL OF ADOPTION OF THE 1997 STOCK INCENTIVE PLAN.

   IMPORTANT - PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

/ SEE REVERSE SIDE /
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                                            / SEE REVERSE SIDE /

                                  DETACH HERE

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE ELECTION OF ALL OF THE NOMINEES LISTED BELOW AND FOR PROPOSAL 2.

1. Election of Directors
   NOMINEES: Keenan Behrle, Hyman Belzberg, Samuel Belzberg, William
             Belzberg, Gerald E. Finnell, Barbara C. George, Monty Hall and Lester Ziffren

             / / FOR ALL NOMINEES         / / WITHHELD FROM ALL NOMINEES

/ /
    -----------------------------------------------------------------------
For only the nominees listed above and allocated my votes among them equally unless otherwise specified above.


2. Approve the adoption of the 1997          FOR     AGAINST     ABSTAIN
   Stock Incentive Plan.                     / /       / /         / /



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

If the total number of votes indicated above exceeds the number of votes that undersigned is entitled to cast, the undersigned's votes shall be divided as equally as possible among the nominees indicated by the undersigned.

(Please date this Proxy and sign EXACTLY as your name appears on this card. Joint owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers should give full title. This Proxy shall be valid and may be voted, however, regardless of the form of signature.)


Signature:                                             Date:
           -------------------------------------------       -------------------

Signature:                                             Date:
           -------------------------------------------       -------------------